UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2022

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TreeHouse Foods, Inc. (the “Company”) today announced that William J. Kelley Jr. will step down as Executive Vice President and Chief Financial Officer to pursue another professional opportunity. Mr. Kelley’s decision to resign is not the result of any dispute or disagreement with the Company on any matter relating to its accounting or financial policies or procedures or its financial statements disclosure. Mr. Kelley will remain with the Company through June 30, 2022 to ensure a smooth transition.

Effective upon Mr. Kelley’s resignation, Patrick M. O’Donnell, Chief Accounting Officer, will serve as Interim Chief Financial Officer. Mr. O’Donnell, 43, who has been with the Company for five years, is currently the Company’s Chief Accounting Officer and has previously served as the Company’s Vice President, Corporate Controller, and Principal Accounting Officer. Prior to joining the Company, Mr. O’Donnell spent over 14 years working in various financial and accounting positions with PricewaterhouseCoopers.

There are no arrangements or understandings between Mr. O’Donnell and any other person pursuant to which Mr. O’Donnell was appointed to serve as Interim Chief Financial Officer of the Company. There are no family relationships between Mr. O’Donnell and any director or executive officer of the Company, and Mr. O’Donnell does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.     Regulation FD Disclosure.

On June 7, 2022, the Company issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.     Financial Statements and Exhibits
(d)Exhibit

Exhibit Number	Exhibit Description

99.1	Press release, dated June 7, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	June 7, 2022	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary